Vanguard Long-Term Corporate Bond Index Fund
Summary Prospectus

December 28, 2010

Signal® Shares for Participants

Vanguard Long-Term Corporate Bond Index Fund Signal Shares (VLTCX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 28, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity.

Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy and hold
Signal Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	1.00%[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

1 The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.15%

Example

The following example is intended to help you compare the cost of investing in the
Fund’s Signal Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

1 Year	3 Years	5 Years	10 Years
$115	$148	$184	$290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41%.

Primary Investment Strategies
The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 10+ Year Corporate
Index. This index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds included in the
Index. The Fund maintains a dollar-weighted average maturity consistent with that of the
Index, which, as of August 31, 2010, was 24.6 years.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate for the Fund.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

2

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The Fund has not been in operation long enough to report a full calendar-year return.
Updated performance information is available on our website at
vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager. He has
managed the Fund since its inception in 2009.

Tax Information
The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan
Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

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Vanguard Long-Term Corporate Bond Index Fund Signal Shares—Fund Number 1947

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SPI 1947 122010